Exhibit 99.02

CADENCE REPORTS FIRST QUARTER 2016
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY

April 25, 2016
Q1 2016 Key Takeaways
• Good financial results with revenue and profitability meeting or exceeding expectations.
• Strong reception for Palladium® Z1 contributed to record hardware revenue.
• Released next-generation Virtuoso® Platform with 10X performance improvements across platform.
• Repurchased 11.6 million shares of stock for $240 million, a little less than 4% of shares outstanding.
FY 2016 Outlook
• Revenue: $1.79 - $1.84 billion.
• GAAP operating margin: approximately 16%.
• Non-GAAP operating margin: approximately 26%.
• GAAP EPS: $0.71 - $0.81.
• Non-GAAP EPS $1.15 - $1.25.
• Operating cash flow: $380 - $420 million.

Q2 2016 Outlook
• Revenue : $445 - $455 million.
• GAAP operating margin: approximately15%.
• Non-GAAP operating margin: approximately 25%.
• GAAP EPS: $0.17 - $0.19.
• Non-GAAP EPS: $0.27 - $0.29.

Financial Results Webcast
Our Q1 2016 financial results webcast will begin April 25, 2016 at 2:00 p.m. (Pacific) / 5:00 p.m. (Eastern). The webcast may be accessed at www.cadence.com/cadence/investor_relations.
An archive of the webcast will be available on April 25, 2016 until 5:00 p.m. (Pacific) / 8:00 p.m. (Eastern) on June 17, 2016.
Q1 2016 KEY METRICS

• Revenue $448 million, +9% y/y.
• GAAP operating margin 13%.
• Non-GAAP operating margin 26%.
• GAAP EPS $0.17.
• Non-GAAP EPS $0.28, cents, +22% y/y.
• Operating cash flow $83 million.
• Cash and short-term Investments $907 million.
• Long-term debt $700 million.
• DSO 32 days, down 3 days.

April 25, 2016	Cadence Q1 2016 Financial Results	1

Cadence Design Systems, Inc.

Fiscal Year 2016 Financial Outlook

		Previous	Current
	FY 2015A	FY 2016E	FY 2016E

Total Bookings ($ Billion)	$1.902	$2.000 - $2.100	$2.000 - $2.100
Y/Y Growth	7%	5% - 10%	5% - 10%

Average Contract Life (Years)	2.58	2.4 - 2.6	2.4 - 2.6

Recurring Revenue	>90%	>90%	>90%

Total Revenue ($ Billion)	$1.702	$1.790 - $1.840	$1.790 - $1.840
Y/Y Growth	8%	5% - 8%	5% - 8%

Revenue from Beginning Backlog	~70%	~70%	~70%

GAAP Operating Margin	16.8%	~17%	~16%

Non-GAAP Operating Margin	26.7%	~26%	~26%

Non-GAAP Other Income & Exp ($ Million)	$(12.3)	($27) - ($18)	($24) - ($15)

Non-GAAP Tax Rate	23%	23%	23%

Weighted Average Diluted Shares Outstanding (Million)*	312.3	280 - 295	283 - 297

GAAP EPS	$0.81	$0.72 - $0.82	$0.71 - $0.81

Non-GAAP EPS	$1.09	$1.15 - $1.25	$1.15 - $1.25
Y/Y Growth	16%	6% - 15%	6% - 15%

Cash Flow from Operations ($ Million)	$378.2	$380 - $420	$380 - $420

DSO	35	30 - 35	30 - 35

Capital Expenditures ($ Million)	$44.8	~$50	~$50

* Weighted average diluted shares outstanding increased due to impact of higher than expected stock price.

Second Quarter 2016 Financial Outlook

			Current
	Q2 2015A	Q1 2016A	Q2 2016E

Total Revenue ($ Million)	$415.9	$447.9	$445 - $455
Q/Q Growth	1%	2%	(1%) - 2%
Y/Y Growth	10%	9%	7% - 9%

GAAP Operating Margin	18%	13%	~15%

Non-GAAP Operating Margin	28%	26%	~25%

GAAP EPS	$0.19	$0.17	$0.17 - $0.19

Non-GAAP EPS	$0.27	$0.28	$0.27 - $0.29
Q/Q Growth	(17%)	(10%)	(4%) - 4%
Y/Y Growth	29%	22%	0% - 7%

April 25, 2016	Cadence Q1 2016 Financial Results	2

Cadence Design Systems, Inc.

First Quarter Financial Results
Revenue

(In Thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

Product & Maintenance	$383,637	$384,951	$396,867	$413,489	$411,744
Services	27,729	30,932	36,896	27,590	36,118
Total Revenue	$411,366	$415,883	$433,763	$441,079	$447,862
Y/Y Growth	9%	10%	8%	4%	9%

Revenue Mix by Geography

(% of Total Revenue)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

Americas	47%	48%	48%	48%	49%
Asia	24%	23%	25%	25%	22%
Europe, Middle East and Africa	19%	20%	18%	17%	19%
Japan	10%	9%	9%	10%	10%
Total	100%	100%	100%	100%	100%

Revenue Mix by Product Group

(% of Total Revenue)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

Functional Verification	23%	21%	23%	25%	26%
Digital IC Design and Signoff	28%	29%	28%	28%	30%
Custom IC Design	27%	27%	26%	25%	25%
System Interconnect and Analysis	11%	11%	10%	10%	9%
IP	11%	12%	13%	12%	10%
Total	100%	100%	100%	100%	100%

Contract Duration

(Years)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

Weighted Average Contract Life	2.5	2.4	2.4	2.8	2.7

•	Q4 2015 and Q1 2016 both reflect customer mix which varies by quarter. Continue to expect 2.4 - 2.6 years for 2016.

Total Costs and Expenses

(In Thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

Total GAAP Costs & Expenses	$362,081	$339,479	$355,862	$359,239	$389,826
Y/Y Growth	8%	(1)%	3%	3%	8%
Total Non-GAAP Costs & Expenses	$315,180	$300,332	$316,208	$315,319	$333,444
Y/Y Growth	7%	4%	9%	4%	6%

April 25, 2016	Cadence Q1 2016 Financial Results	3

Cadence Design Systems, Inc.

Operating Margin

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

GAAP Operating Margin	12.0%	18.4%	18.0%	18.6%	13.0%
Non-GAAP Operating Margin	23.4%	27.8%	27.1%	28.5%	25.5%

•	Non-GAAP operating margin exceeded expectations primarily due to timing of revenue and expenses. Outlook for the year remained at approximately 26%.

Earnings Per Share

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

GAAP Net Income Per Share	$0.12	$0.19	$0.25	$0.26	$0.17
Y/Y Growth	9%	138%	108%	24%	42%
Non-GAAP Net Income Per Share	$0.23	$0.27	$0.28	$0.31	$0.28
Y/Y Growth	15%	29%	8%	15%	22%

Total DSO

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

DSO	30	29	28	35	32

•	Our DSO target for 2016 is 30 - 35 days.

Balance Sheet and Cash Review

Cash Flow from Operating Activities

(In Thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

Net Cash from Operating Activities	$46,688	$121,754	$86,907	$122,851	$83,191

Capital Expenditures

(In Thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

Capital Expenditures	$7,520	$16,547	$10,026	$10,715	$12,116

•	Capital expenditures for 2016 are expected to be approximately $50 million.

Cash and Short-Term Investments

(In Thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

Cash and Short-Term Investments	$980,376	$744,411	$711,195	$711,184	$906,717

•	Approximately 45 percent of our cash and short-term investments were in the U.S. at quarter-end.

April 25, 2016	Cadence Q1 2016 Financial Results	4

Cadence Design Systems, Inc.

Stock Repurchase

(In Thousands, Except Share Price)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

Share Repurchase	$36,797	$56,279	$120,059	$120,054	$240,000
Number of Shares	2,001	2,887	5,856	5,510	11,556
Average Share Price	$18.39	$19.49	$20.50	$21.79	$20.77

•	Approximately $720 million remains on the current $1.2 billion repurchase program.

Employees

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

Headcount	6,260	6,405	6,567	6,664	6,786

•	Headcount increased by 122 positions from Q4 to Q1 primarily due to hiring in R&D, partially offset by reductions across the company resulting from Q1 restructuring.

April 25, 2016	Cadence Q1 2016 Financial Results	5

Cadence Design Systems, Inc.

Forward Looking Statements
The statements in this CFO Commentary contain forward-looking statements based on current expectations or beliefs and preliminary assumptions about future events that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the electronic design automation product and the commercial electronic design and methodology services industries; (ii) the success of Cadence’s efforts to improve operational efficiency and growth; (iii) the mix of products and services sold and the timing of significant orders for Cadence’s products; (iv) change in customer demands, including those resulting from consolidation among Cadence’s customers and the possibility that the restructurings and other efforts to improve operational efficiency of Cadence’s customers could result in delays in purchases of Cadence’s products and services; (v) economic and industry conditions in regions in which Cadence does business; (vi) fluctuations in rates of exchange between the U.S. dollar and the currencies of other countries in which Cadence does business; (vii) capital expenditure requirements, legislative or regulatory requirements, interest rates and Cadence’s ability to access capital and debt markets; (viii) the acquisition of other companies or technologies or the failure to successfully integrate and operate these companies or technologies Cadence acquires, including the potential inability to retain customers, key employees or vendors; (ix) the effects of Cadence’s efforts to improve operational efficiency in its business, including strategic, customer and supplier relationships, and its ability to retain key employees; (x) events that affect the reserves or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes, litigation or other matters; and (xi) the effects of any litigation or other proceedings to which Cadence is or may become a party.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

Cadence, the Cadence logo, Palladium and Virtuoso are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

April 25, 2016	Cadence Q1 2016 Financial Results	6

Cadence Design Systems, Inc.

APPENDIX
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

GAAP total costs and expenses	$362,081	$339,479	$355,862	$359,239	$389,826

Reconciling items to non-GAAP total costs & expenses
Amortization of acquired intangibles	(16,404)	(16,224)	(15,794)	(15,826)	(16,443)
Stock-based compensation expense	(21,861)	(21,703)	(24,117)	(24,660)	(24,632)
Non-qualified deferred compensation (expenses) credits	(527)	(37)	1,508	(575)	83
Restructuring and other (charges) credits	(4,359)	498	(303)	(347)	(14,586)
Acquisition and integration-related costs	(3,750)	(1,681)	(948)	(1,596)	(804)
Special charges *	—	—	—	(916)	—
Non-GAAP total costs and expenses†	$315,180	$300,332	$316,208	$315,319	$333,444

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of executive severance costs.

April 25, 2016	Cadence Q1 2016 Financial Results	7

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as Percent of Total Revenue to Non-GAAP Operating Margin as Percent of Total Revenue

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Forecast Q2 2016

GAAP operating margin as percent of total revenue	12%	18%	18%	19%	13%	15%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Amortization of acquired intangibles	4%	4%	4%	4%	4%	4%
Stock-based compensation expense	5%	5%	5%	6%	6%	6%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%	0%	0%	0%
Restructuring and other charges (credits)	1%	0%	0%	0%	3%	0%
Acquisition and integration-related costs	1%	1%	0%	0%	0%	0%
Special charges *	0%	0%	0%	0%	0%	0%
Non-GAAP operating margin as percent of total revenue†	23%	28%	27%	29%	26%	25%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of executive severance costs.

	2014	2015	Forecast 2016

GAAP operating margin as percent of total revenue	13%	17%	16%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Amortization of acquired intangibles	4%	4%	3%
Stock-based compensation expense	5%	5%	6%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%
Restructuring and other charges (credits)	0%	0%	1%
Acquisition and integration-related costs	2%	1%	0%
Special charges *	1%	0%	0%
Non-GAAP operating margin as percent of total revenue†	25%	27%	26%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of costs related to a voluntary retirement program and executive severance costs.

April 25, 2016	Cadence Q1 2016 Financial Results	8

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Forecast Q2 2016

Diluted net income per share on a GAAP basis	$0.12	$0.19	$0.25	$0.26	$0.17	$0.17 - $0.19
Amortization of acquired intangibles	0.05	0.05	0.05	0.05	0.05	0.05
Stock-based compensation expense	0.07	0.07	0.08	0.08	0.08	0.09
Non-qualified deferred compensation expenses (credits)	—	—	(0.01)	—	—	—
Restructuring and other charges (credits)	0.01	—	—	—	0.05	—
Acquisition and integration-related costs	0.01	—	—	0.01	—	—
Special charges *	—	—	—	—	—	—
Amortization of debt discount on convertible notes	0.02	0.01	—	—	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets **	—	—	—	—	(0.01)	—
Income tax effect of non-GAAP adjustments	(0.05)	(0.05)	(0.09)	(0.09)	(0.06)	(0.04)
Diluted net income per share on a non-GAAP basis †	$0.23	$0.27	$0.28	$0.31	$0.28	$0.27 - $0.29

Shares used in calculation of diluted net income per share - GAAP ***	311,847	313,665	313,186	310,512	303,434
Shares used in calculation of diluted net income per share - non-GAAP ***	311,847	313,665	313,186	310,512	303,434

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of executive severance costs.

** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

*** Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

April 25, 2016	Cadence Q1 2016 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2012	2013	2014	2015	Forecast 2016

Diluted net income per share on a GAAP basis	$1.57	$0.56	$0.52	$0.81	$0.71 - $0.81
Amortization of acquired intangibles	0.10	0.15	0.20	0.21	0.21
Stock-based compensation expense	0.17	0.23	0.27	0.30	0.37
Non-qualified deferred compensation expenses (credits)	0.02	0.01	0.01	—	—
Restructuring and other charges (credits)	—	0.06	0.03	0.01	0.05
Acquisition and integration-related costs	0.03	0.11	0.08	0.03	0.02
Special charges *	—	—	0.04	—	—
Amortization of debt discount on convertible notes	0.07	0.08	0.06	0.02	—
Other income or expense related to investments and non-qualified deferred compensation plan assets **	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)
Income tax benefit due to a release of an uncertain tax position	—	(0.11)	—	—	—
Income tax benefit of valuation allowance release	(0.78)	—	—	—	—
Income tax benefit of State of California settlement	(0.13)	—	—	—	—
Acquisition-related income tax benefit	(0.05)	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.21)	(0.21)	(0.26)	(0.28)	(0.20)
Diluted net income per share on a non-GAAP basis †	$0.77	$0.86	$0.94	$1.09	$1.15 - $1.25

Shares used in calculation of diluted net income per share - GAAP ***	280,667	294,564	306,775	312,302
Shares used in calculation of diluted net income per share - non-GAAP ***	280,667	294,564	306,775	312,302

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of costs related to a voluntary retirement program and executive severance costs.

** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

*** Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

April 25, 2016	Cadence Q1 2016 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

		Previous	Current
(In Millions)	FY 2015A	FY 2016E	FY 2016E

GAAP total other income and expense	$(17.8)	$(25) - $(16)	$(21) - $(12)

Reconciling items to non-GAAP total income and expense
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(2.0)	(2)	(3)
Amortization of debt discount on convertible notes	(7.5)	—	—
Non-GAAP total other income and expense†	$(12.3)	$(27) - $(18)	$(24) - $(15)

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

April 25, 2016	Cadence Q1 2016 Financial Results	11